SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – July 21, 2011

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-52710	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wall Street New York, New York		10286
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 19, 2011, the Registrant issued a press release announcing results of operations for second quarter 2011 for The Bank of New York Mellon Corporation. The Registrant previously furnished the press release as Exhibit 99.1 to a Current Report on Form 8-K, dated July 19, 2011, pursuant to General Instruction B.2 of Form 8-K.

A version of this press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference. However, the references in the press release to the Registrant’s website, http://www.bnymellon.com/, shall not be deemed to include the contents of the website in the press release or in this Form 8-K. The information included herein is to be considered “filed” under the Securities Exchange Act of 1934 and is incorporated by reference into all filings made by the Registrant under the Securities Act of 1933 and the Securities Exchange Act of 1934 which state that this Current Report on Form 8-K is incorporated therein by reference.

ITEM 8.01.	OTHER EVENTS.

Our Liquidity and Credit Ratings

Our ability to access capital markets on favorable terms, or at all, is partially dependent on our credit ratings. On June 2, 2011, Moody’s Investors Service announced that the rating outlook on the deposit, senior debt, and senior subordinated debt ratings of the Registrant has been changed to negative from stable, due to Moody’s reassessment of its systemic support assumptions and the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act thereon. On July 18, 2011, Moody’s announced that it placed the supported ratings of the Registrant and another bank and their subsidiaries under review for possible downgrade. The July 18 announcement stated that the action was directly related to Moody’s placing the U.S. government’s Aaa rating on review for possible downgrade on July 13, 2011 and that the action does not reflect a change to Moody’s opinion of the Registrant’s standalone financial strength. Copies of Moody’s announcements described in this paragraph can be obtained from its website at http://www.moodys.com. However, the reference to Moody’s website in the immediately preceding sentence shall not be deemed to incorporate the contents of the website into this Form 8-K.

Entry into a Definitive Agreement

On July 20, 2011, the Registrant issued a press release announcing the execution of a definitive agreement to sell a majority of its equity stake in ConvergEx Group to funds advised by CVC Capital Partners in an all cash transaction expected to close in the early fall. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS.

Exhibit Number	Description

99.1	The Bank of New York Mellon Corporation Press Release dated July 19, 2011, announcing results of operations for second quarter 2011 for The Bank of New York Mellon Corporation.

99.2	The Bank of New York Mellon Corporation Press Release dated July 20, 2011, announcing entry into a definitive agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: July 21, 2011	By:	/s/ Arlie R. Nogay

	Name:	Arlie R. Nogay

	Title:	Corporate Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	The Bank of New York Mellon Corporation Press Release dated July 19, 2011, announcing results of operations for second quarter 2011 for The Bank of New York Mellon Corporation.	Filed herewith

99.2	The Bank of New York Mellon Corporation Press Release dated July 20, 2011, announcing entry into a definitive agreement.	Filed herewith